UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                            CURRENT REPORT Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported) January 27, 2005
                                                --------------------------------


                             THE DIRECTV GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


      1-31945                                              52-1106564
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     (Commission File Number)                  (IRS Employer Identification No.)


       2250 East Imperial Highway
         El Segundo, California                                 90245
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (310) 964-0808
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02.     Results of Operations and Financial Condition.

On January 27, 2005, The DIRECTV Group, Inc. (the "Company") issued a news release, which contained information regarding the full year and fourth quarter 2004 consolidated results of the Company. The news release did not include certain financial statements, related notes and certain other financial information that will be filed with the Securities and Exchange Commission as part of the Company's Annual Report on Form 10-K. A copy of the press release relating to such announcement, dated January 27, 2005, is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.     Other Events

On January 21, 2005, the Company filed a registration statement with the Securities and Exchange Commission for a proposed secondary offering of its common stock. The selling stockholders, The General Motors Special Hourly Employees Pension Trust, the General Motors Special Salaried Employees Pension Trust and the Sub-Trust of the General Motors Welfare Benefit Trust, will be offering to sell an aggregate of 110 million shares of common stock and intend to grant the underwriters an option to purchase 16.5 million additional shares held by them. The Company will not receive any of the proceeds from the sale of shares in the proposed offering.

A copy of the news release announcing the filing of the registration statement, dated January 21, 2005, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE DIRECTV GROUP, INC.
                                            (Registrant)


Date:  January 27, 2005                     By:/s/Larry D. Hunter
                                               ---------------------------------
                                            Name: Larry D. Hunter
                                            Title: Executive Vice President,
                                                   General Counsel and Secretary




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

                                  EXHIBIT INDEX


        Exhibit No.             Exhibit
        -----------             -------
        99.1                    Press Release, dated January 27, 2005

        99.2                    Press Release, dated January 21, 2005